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Registration No. 333-135524

     File No. 811-21915

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No. __     [X]

     Post-Effective Amendment No. _3_     [ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

     Amendment No. 5     [X]

OPPENHEIMER BARING SMA INTERNATIONAL FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street

New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]     immediately upon filing pursuant to paragraph (b)
     [ X ]     on September 28, 2010 pursuant to paragraph (b)
     [ ]     60 days after filing pursuant to paragraph (a)(1)
     [ ]     on _______________ pursuant to paragraph (a)(1)
     [ ]     75 days after filing pursuant to paragraph (a)(2)
     [ ]     on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ]      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer Baring SMA International Fund

Prospectus dated September 28, 2010

NYSE Ticker Symbol

Class W OSMGX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Baring SMA International Fund (“Fund”) is a mutual fund that seeks long-term capital appreciation. It emphasizes investments in the common stock of foreign companies.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program.

This prospectus contains important information about the Fund’s objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund. Please read this prospectus carefully before you invest and keep it for future reference about your account.

CONTENTS

THE FUND SUMMARY

Investment Objective

Fees and Expenses of the Fund

Principal Investment Strategies

Principal Risks

The Fund’s Past Performance

Investment Adviser and Sub-Adviser

Portfolio Managers

Purchase and Sale of Fund Shares

Taxes

Payment to Broker-Dealers and Other Financial Intermediaries

MORE ABOUT THE FUND

About the Fund’s Investments

How the Fund is Managed

MORE ABOUT YOUR ACCOUNT

About Your Account

Dividends, Capital Gains and Taxes

Financial Highlights

Financial Highlights Tables

THE FUND SUMMARY

Investment Objective. The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below shows the net expenses of the Fund as 0.05%, reflecting the fact that the Manager is absorbing almost all expenses of operating the Fund, and is waiving or reimbursing any fees to the Fund except extraordinary expenses, transfer agent fees and fees paid to the Trustees who are not “interested persons” of the Fund under the Investment Company Act of 1940 (the “Independent Trustees”). The Fund is an investment option for certain separately managed account strategies offered through certain “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund, the Manager, the Sub-Adviser or OFI PI for which OFI PI receives compensation pursuant to an investment management agreement. Investors in the “wrap-fee” programs pay a “wrap-fee” to the sponsor of the program. Those fees and expenses are not reflected in this prospectus. The “wrap-fee” brochure provided to you by the program sponsor or your adviser includes information about the fees charged to you by the program sponsor. You should read it carefully.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.43%
Total Annual Fund Operating Expenses	1.99%
Fee Waiver and Expense Reimbursement*	-1.94%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.05%

*The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the Independent Trustees. This agreement may not be amended or withdrawn prior to one year from the date of this prospectus.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

1 year	3 years	5 years	10 years
$5	$16	$28	$64

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in an internationally diverse portfolio of common stocks of companies that are organized, headquartered or domiciled outside the United States or whose principal listing is on a securities exchange in a country outside the United States or that derive a majority of their revenues or profits from goods or services in or from countries outside the United States.

The Fund does not limit its investments to issuers within a specific market capitalization range. At times, the Fund may invest a substantial portion of its assets in a particular capitalization range. For example, the Fund may invest a substantial portion of its assets in stocks issued by small-cap to mid-cap companies whose prices may be more volatile than stocks issued by larger companies. The portfolio managers consider companies that, at the time of purchase, have market capitalizations below U.S. $1 billion to be “small-cap” and companies that, at the time of purchase, have market capitalizations in the range between U.S. $1 billion and U.S. $10 billion to be “mid-cap” companies. The portfolio managers consider “large-cap” companies to be those that at the time of purchase have capitalizations above U.S. $10 billion.

The Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Asia, Europe or Latin America. It can invest 100% of its assets in foreign securities.

The Fund can also buy securities convertible into common stock and other securities having equity features. The Fund can use hedging instruments and certain derivative investments to seek capital appreciation or to try to manage investment risks.

The Fund’s Investment Manager, OppenheimerFunds, Inc. (the “Manager”), has retained Baring International Investment Limited (the “Sub-Adviser”) to provide the day-to-day portfolio management of the Fund’s assets. The Fund’s portfolio managers are employed by the Sub-Adviser.

In deciding which securities to buy or sell, the portfolio managers combine “top down” research with fundamental “bottom-up,” individual stock analysis. The portfolio managers seek to identify economic themes impacting companies located outside the United States, like, for example, rising business expenditures or private spending, that are subject to change over time. In assessing individual companies, the portfolio managers follow a “growth at a reasonable price” investment style meaning that they seek to identify well-managed companies with strong growth potential and attractive share prices. The portfolio managers of the Fund use internal financial, economic and credit analysis resources as well as information obtained from external sources to perform this bottom-up research.

Sell decisions are generally based on either one or a mix of the following conditions: the stock price meets long-term price targets; the stock does not meet the portfolio managers’ fundamental expectations; or the stock is no longer consistent with the portfolio managers’ view of the economic or investment cycle.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Special Risks of Small- and Mid-Cap Companies. These companies may include both established and newer companies. While newer companies might offer greater opportunities for capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations than larger, more established issuers.

Stocks of small- and mid-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Their stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling the securities at an acceptable price, especially in periods of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in the stock of a small- or mid-cap company, if it realizes any gain at all.

Because small-cap equity securities may be traded infrequently, to the extent that the Fund invests a significant amount of its assets in those securities, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as “price arbitrage”). Such price arbitrage, if successful, might interfere with the efficient management of the Fund’s portfolio to a greater degree than would be the case for funds that invest in larger companies with more liquid securities. The Fund may have difficulty selling small-cap securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Who is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a non-diversified fund focusing on international stock investments, and the special risks of investing in both emerging and developed foreign countries. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. Because of its focus on long-term capital appreciation, the Fund may be appropriate as part of an investor’s overall retirement planning for investors with a high risk tolerance. However, the Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Shares of the Fund are designed for, and may be purchased only by or on behalf of, separately managed account (“SMA”) clients who have retained OFI PI to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. Investors cannot purchase shares directly from the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years compare with those of a broad measure of market performance. The bar chart shows the yearly performance of the Fund's Class W shares for each full calendar year since its inception. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: www.ofiprivateinvestments.com.

Annual Total Returns (Class W) (as of December 31st each year)

Annual Total Returns (% as of 12/31 each year)

[Bar Chart Graphic]

2008     -48.36%

2009     28.64%

Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown, the highest return for a calendar quarter was 22.08% (2nd Qtr 09) and the lowest return was -22.53% (3rd Qtr 08).  For the period from January 1, 2010 to June 30, 2010, the cumulative return before taxes was -5.44%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years (or life of class, if less)
Class W Shares (inception 7/2/07) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	28.64% 24.13% 18.61%	-12.05% -13.54% -10.45%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	32.46%	-10.50%*

* From 6/30/2007.

Investment Adviser and Sub-Adviser. OppenheimerFunds, Inc. is the Fund’s investment adviser (the “Manager”). Baring International Investment Limited is the Fund’s sub-adviser (the “Sub-Adviser”).

Portfolio Managers. David Bertocchi, CFA and Nathan Griffiths, CFA have been portfolio managers of the Fund since July 2007.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased or redeemed only by or on behalf of separately managed account clients who have retained OFI PI to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. In most cases, purchase and redemption orders are made based on instructions from OFI PI, in its capacity as investment adviser or sub-adviser to your wrap account, to the broker-dealer who executes trades for your account. OFI PI is an affiliate of the Fund and the Manager. Individual investors cannot buy shares of the Fund directly.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND

About the Fund’s Investments

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

THE FUND’S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund’s portfolio among different investments will vary over time based upon the Sub-Adviser’s evaluation of economic and market trends. The Fund’s portfolio might not always include all of the different types of investments described in this prospectus. The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks. The Sub-Adviser seeks to reduce risks by carefully researching securities before they are purchased. However, changes in the overall market prices of securities can occur at any time.

The Fund is non-diversified and may focus its investments in the equity securities of a limited number of issuers. The Fund will not invest more than 25% of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by other investment companies.

Foreign Securities. The foreign securities the Fund may buy include stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside the United States. The Fund considers securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets, and securities of foreign issuers that are represented in the United States securities markets by American Depository Receipts (“ADRs”) or similar depository arrangements, to be “foreign securities” for purposes of its investment allocations. The Fund may also buy debt securities, primarily convertible securities, issued by foreign companies. It may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Fund.

While foreign securities may offer special investment opportunities, they are also subject to special risks.

•

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

•	Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

•	Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may, however, be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

•	Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

•	Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

•	Time-Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (NYSE) that day, when the Fund's net asset value is calculated. If such time- zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may also help deter those activities.

OTHER INVESTMENT STRATEGIES AND RISKS. To seek its objective, the Fund may also use the investment techniques and strategies described below. The Fund may not always use all of these techniques and strategies. Each of these investments or strategies has its own risks, although some are designed to help reduce overall investment or market risks. There can be no assurance that the Sub-Adviser will be successful in using these techniques and strategies.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies. For example, the Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the Fund may not be able to buy those portfolio securities directly. As a shareholder of an investment company, the Fund would be subject to its share of that investment company's expenses, including its advisory expenses and any applicable sales charges.

Derivative Investments. Although it does not currently anticipate using them to a significant degree, the Fund can use “derivative” investments up to 25% of its net assets to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate, currency or index. In the broadest sense, exchange-traded options, futures contracts, forward contracts and other hedging instruments the Fund might use can be considered “derivative” investments. In addition to using derivatives for hedging, the Fund might use derivative investments because they offer the potential for increased value, although it does not currently anticipate doing so to a significant degree.

•

There are Special Risks in Using Derivative Investments. Using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices. The value of derivatives may be adversely affected if the markets underlying securities and indices move in a direction not anticipated by the Sub-Adviser. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. If the issuer of a derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Sub-Adviser expected it to perform. If that happens, the Fund could realize less principal or income from the investment than expected, or could incur a loss, and the Fund’s share prices could decline. Certain derivative investments held by the Fund may be illiquid.

Hedging. To try to reduce the risks of certain investments, the Fund can buy and sell futures contracts on broadly-based securities indices and foreign currencies, put and call options, forward contracts and options on futures and broadly-based securities indices. These are referred to as “hedging instruments”. The Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective. The Fund does not use hedging instruments for speculative purposes. The Fund might use forward contracts to hedge foreign currency risks when buying and selling securities. It does not currently anticipate using other types of hedging extensively.

There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize the increase in the value of the security above the call price.

If the portfolio managers use a hedging instrument at the wrong time or judge market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund’s return or cause a loss. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Convertible Securities. While the Fund emphasizes investments in common stocks, it can also buy securities convertible into common stock. Many convertible securities are a form of debt security, but the portfolio managers regard some of them as “equity substitutes” because of their feature allowing them to be converted into common stock. Convertible debt securities are subject to credit risk, which is the risk that the issuer of a security may be unable to make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund’s income might be reduced and if there is a downgrade in an issuer’s credit rating the value of the issuer’s securities can be reduced. Convertible debt securities are also subject to interest rate risk, which is the risk that when prevailing interest rates rise, the values of already-issued debt securities generally fall. The Fund can buy below-investment-grade convertible debt securities that may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. The Fund does not expect that its holdings of convertible securities (or other debt securities) will represent more than 5% of its total assets.

Investing in Special Situations. At times, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the portfolio managers perceive to be “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. However, there is a risk in investing in special situations that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Fund’s investment might not produce the expected gains or could incur a loss for the portfolio.

Investing in Small, Unseasoned Companies. The Fund can invest in small, unseasoned companies. These are companies that have been in continuous operation for less than three years, including the operations of any predecessors. These securities may have limited liquidity (which means the Fund may have difficulty selling them at an acceptable price when it wants to) and their prices may be very volatile, especially in the short term. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers.

Investing in Domestic Securities. The Fund does not expect to invest more than 20% of its net assets in securities of U.S. issuers under normal market conditions. However, it can hold common and preferred stocks of U.S. companies as well as their debt securities, and can also invest in U.S. corporate and government debt securities for defensive and liquidity purposes.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Sub-Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

The Fund’s portfolio loans must comply with the collateralization and other requirements of the Fund’s securities lending agreement, its securities lending procedures and applicable government regulations. The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager, the Sub-Adviser or their affiliates achieve gains. The Manager and Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940 and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Manager cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Fund is able to invest a greater portion of its assets in the equity securities of a single issuer than a “diversified” fund could, which provides the Fund with greater flexibility. However, the Fund intends to diversify its investments so that it will qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to so qualify).

Risks of Non-Diversification. To the extent the Fund invests a relatively high percentage of its assets in the equity securities of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those issuers experience adverse events or market conditions.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments described above or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND’S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the Securities and Exchange Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

How the Fund Is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business, subject to the policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of June 30, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.56% of the average annual net assets of the Fund, and the Fund does not pay any other fee for the Manager’s services. A portion of the “wrap-fee” that investors pay to the “wrap-fee” program sponsor may be attributed to the management of the Fund. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap-fee” to their program’s sponsor.

The Sub-Adviser. The Manager has retained the Sub-Adviser, Baring International Investment Limited, to provide day-to-day portfolio management for the Fund. The Sub-Adviser has operated as an investment adviser since 1980 and is located at 155 Bishopsgate, London, EC2M 3XY, United Kingdom. The Sub-Adviser is a wholly-owned subsidiary of Baring Asset Management Limited, which, together with its subsidiaries and Baring Asset Management, Inc., managed over $43,136.6 billion in assets on behalf of clients located around the world as of May 31, 2010.

Sub-Advisory Fees. The Manager, not the Fund, pays the Sub-Adviser an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Adviser. The Manager will pay the Sub-Adviser, in proportion to the Fund's assets comprising the "wrap-fee" strategy, a fee based on the investment management fee collected by OFI PI, pursuant to investment management agreements with clients or managed account program sponsors, who have retained OFI PI as part of a “wrap-fee” program.

     A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory and sub-advisory contracts is available in the Fund’s Annual Report to shareholders for the period ending May 31, 2010.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including David Bertocchi, CFA and Nathan Griffiths, CFA who are primarily responsible for the day-to-day management of the Fund’s investments.

David Bertocchi has 12 years of investment experience and is a member of the Global Equity Group and is responsible for International Equity, focused on EAFE markets, and Global portfolios for Barings.  Previously, he managed the Baring Global Equity Unit Trust and global institutional funds. He is a past member of Barings European and UK equity teams. David was appointed Divisional Director in 2004 after joining Baring Asset Management in 2000 from Enron Capital. David holds an MBA from London Business School and a BSc in Mechanical Engineering from the University of Calgary (Canada). He was awarded the CFA designation in 2000.

Nathan Griffith has 11 years of investment experience is responsible for International Equity, focused on EAFE markets, and is a member of the Global Equity Group at Barings. Previously, he was a member of the European Equity team, where he managed Institutional Funds and had a number of research responsibilities including the Energy, Utilities, Insurance and Materials sectors. Nathan joined Baring Asset Management in 2007. Previously, he was an analyst on the Global Arbitrage and Trading desk at Royal Bank of Canada and Global Sector Analyst at Merrill Lynch Investment Managers. Nathan has an MA in Philosophy, Politics and Economics from Oxford University and was awarded the CFA designation in 2002.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

How Are Shares Purchased? Shares of the Fund may be purchased only by or on behalf of separately managed account clients who have retained OFI PI to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. In most cases, purchase orders are made based on instructions from OFI PI, in its capacity as investment adviser or sub-adviser to your wrap account, to the broker-dealer who executes trades for your account. OFI PI is an affiliate of the Fund and the Manager. Individual investors cannot buy shares of the Fund directly.

Purchase orders are processed at the net asset value (NAV) next calculated after the broker-dealer receives the order on behalf of the client account. The broker-dealer must receive the order by the time the NYSE closes, which is normally 4:00 p.m. Eastern time. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined.

The Fund’s distributor, OppenheimerFunds Distributor, Inc. (the “Distributor”), may appoint servicing agents to accept purchase and redemption orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund’s shares.

Dealers that perform account transactions for their clients by participating in NETWORKING through National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

For more information about your investment in a “wrap-fee” program, including any minimum initial and additional investments, please refer to the “wrap-fee” brochure provided to you by the program sponsor or your adviser.

Information about your investment in the Fund through the applicable separately managed account “wrap-fee” program can be obtained from your adviser or the wrap program sponsor. Information about the Fund may also be obtained from OFI PI. Instructions for buying or selling your wrap account investment, including shares of the Fund, should be given to your financial adviser, not directly to the Fund or its Transfer Agent.

How Are Shares Redeemed? In most cases, redemption orders are made based on instructions from OFI PI, in its capacity as investment adviser or sub-adviser to your wrap account, to the broker-dealer who executes trades for your account. Redemption orders are processed at the NAV next calculated after they are received in proper form and accepted by the Transfer Agent. To receive the redemption price calculated on a particular, regular business day, your order must be received by the Transfer Agent by the close of business of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days.

Redemption proceeds will ordinarily remain in a shareholder’s “wrap-fee” account and may be reinvested at the discretion of OFI PI or on instructions from your wrap-fee adviser. The Fund normally sends payment to the wrap-fee account the day after the Fund receives the order (and no later than seven days after the Fund’s receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission (the “SEC”), payment may be delayed or suspended.

The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above or as otherwise described in the Statement of Additional Information. Each investor, by purchasing shares, agrees to any such redemption.

The redemption price for shares will vary from day-to-day because the value of the securities in the Fund’s portfolio fluctuates. The redemption value of your shares may be more or less than the amount that you originally paid for them.

Shares may be “redeemed in kind” under unusual circumstances, such as a lack of cash in the Fund’s portfolio to meet redemptions. This means that the redemption proceeds will be paid to you in liquid securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as you convert the securities into cash.

AT WHAT PRICE ARE SHARES SOLD? When you buy shares of the Fund, you pay the NAV. This is the “offering price” of the shares. There are no initial, deferred or asset based sales charges. The offering price that applies to a purchase order is based on the next calculation of the NAV per share that is made after the purchase order is received, either by the Distributor at its offices in Colorado, or by any agent appointed by the Distributor to receive orders.

Net Asset Value. The Fund calculates the net asset value per share as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to Eastern time.

The net asset value per share on a regular business day is determined by dividing the value of the Fund's net assets by the number of shares outstanding on that day. To determine net asset value, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of "time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Market Timing Policy. In general, the practice of “market timing,” which includes short-term or excessive trading of a fund's shares and other abusive trading practices, may have a detrimental effect on a fund and its shareholders. Depending upon various factors such as a fund’s size and the amount of its assets maintained in cash, market timing by a fund's shareholders may interfere with the efficient management of a fund’s portfolio, increase transaction costs and taxes, and harm the performance of a fund and its shareholders' investments.

The Fund does not offer an exchange policy, and therefore is not subject to excessive exchange activity (or the limitations on exchanges that may apply to other funds) and because all purchase and redemption orders for the Fund are initiated by the advisers to the “wrap-fee” accounts, wrap account investors are not able to purchase or redeem Fund shares directly. Fund shares may be purchased or redeemed on a frequent basis, however, for rebalancing purposes or in order to invest new monies (including dividends or distributions received in a wrap account) or to accommodate reductions in account size. The Distributor monitors the Fund’s trading activity and has the ability to reject any purchase order that the Distributor believes is inconsistent with “wrap-fee” program investment allocation strategies or any purchase order that would adversely affect the Fund or its shareholders.

Payments to Financial Intermediaries and Service Providers. The Manager or its affiliates, in their discretion, may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager’s or its affiliates’ own resources. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager or its affiliates. These payments by the Manager or its affiliates from their own resources are not reflected in the tables in the section called “Fees and Expenses of the Fund” in this prospectus because they are not paid by the Fund.

     In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the wrap-fee program sponsor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the wrap-fee program sponsor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. The Manager does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Patriot Act Anti-Money Laundering Requirements. The USA Patriot Act (the “Patriot Act”), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. The Fund intends to rely on the “wrap-fee” program sponsor and your adviser to make the determinations required by the Patriot Act. The Fund reserves the right, however, to request identifying information, including your name, your date of birth (for a natural person), your residential street address or principal place of business, your Social Security Number or Employer Identification Number, or other government issued identification. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use the information to verify the identity of investors or the status of financial advisors and may reject purchase orders or redeem any amounts in the Fund if they are unable to do so. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends from net investment income each regular business day and pay those dividends quarterly. Daily dividends will not be declared or paid on newly purchased shares until Federal funds are available to the Fund from the purchase payment for the shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends. Dividends (and any capital gains distributions) will be paid to your “wrap-fee” account. Dividends will remain invested in a shareholder’s “wrap-fee” account and may be reinvested in shares of the Fund or other securities at the discretion of OFI PI or on instructions from your “wrap-fee” adviser.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.
In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders will be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders will be eligible to claim the dividends-received deduction.
Foreign countries may impose withholding and other taxes on the Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of the Fund's assets are invested in stocks and securities of foreign corporations or governments, the Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their Federal income tax returns for the foreign taxes paid by the Fund, subject to applicable limitations.
After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.
The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.
If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty.
       By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.
This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG llp, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Year Ended May 31,	2010[1]	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$5.78	$9.48	$10.00

Income (loss) from investment operations:
Net investment income[3]	.14	.28 [4]	.31
Net realized and unrealized gain (loss)	.20	(3.77)	(.21)

Total from investment operations	.34	(3.49)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.21)	(.15)
Distributions from net realized gain	—	—	(.47)

Total dividends and/or distributions to shareholders	(.65)	(.21)	(.62)

Net asset value, end of period	$5.47	$5.78	$9.48

Total Return, at Net Asset Value[5]	5.17%	(36.34)%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,163	$4,739	$5,798

Average net assets (in thousands)	$5,082	$5,958	$2,677

Ratios to average net assets:[6]
Net investment income	2.38%	4.68%[4]	3.55%
Total expenses	1.99%	1.90%	2.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.05%	0.04%	0.01%

Portfolio turnover rate	59%	126%	83%

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	For the period from July 2, 2007 (commencement of operations) to May 31, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Net investment income per share and the net investment income ratio include $0.10 and 1.64%, respectively, resulting from a dividend from De La Rue plc in November 2008.

5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for periods less than one full year.

INFORMATION AND SERVICES

More Information on Oppenheimer Baring SMA International Fund

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this prospectus, which means it is legally part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account from your financial adviser or “wrap-fee” program sponsor or:

By Telephone:	Call OFI Private Investments toll-free: 1.800.453.9989
By Mail:	Write to: OFI Private Investments Attn: Separate Accounts P.O. Box 5270 Denver, Colorado 80217-5270
On the Internet:

You can request these documents by e-mail or through the OFI Private Investments website. You may also read or download certain documents on the OFI Private Investments website at: www.ofiprivateinvestments.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund will be available on the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund’s SEC File No.: 811-21915     The Fund’s shares are distributed by:

PR0841.001.0910     OppenheimerFunds Distributor, Inc.

Printed on recycled paper

3

Oppenheimer Baring SMA International Fund

6803 S. Tucson Way, Centennial, CO 80112
1.800.CALL OPP (225.5677)

NYSE Ticker Symbol
Class W OSMGX

Statement of Additional Information dated September 28, 2010

This Statement of Additional Information is not a prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated September 28, 2010. It should be read together with the Prospectus. You can obtain the Prospectus by writing to OFI Private Investments, Attn: Separate Accounts, at P.O. Box 5270, Denver, Colorado 80217, or by calling the OFI Private Investments (“OFI PI”) at 1.800.453.9989, or by downloading it from the OFI Private Investments Internet website at www.ofiprivateinvestments.com.

Contents                                                                                                                Page

About the Fund

Additional Information About the Fund’s Investment Policies and Risks                        2

The Fund’s Investment Policies                                                                               2

Other Investment Techniques and Strategies                                                            6

Other Investment Restrictions                                                                                22

     Disclosure of Portfolio Holdings                                                                            24
How the Fund is Managed                                                                                         29

Organization and History                                                                                       29

Board of Trustees and Oversight Committees                                                        30

Trustees and Officers of the Fund                                                                          32

The Manager                                                                                                        42

Brokerage Policies of the Fund                                                                                   47
Payments to Fund Intermediaries                                                                                51

About Your Account

How To Buy Shares                                                                                                  56

How To Sell Shares                                                                                                  59

Distributions and Taxes                                                                                             60
Additional Information About the Fund                                                                      64

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm                                         65

Financial Statements                                                                                                 66

About THE FUND

Additional Information About The Fund’s Investment Policies And Risks

     The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information (“SAI”) contains supplemental information about those policies and risks and the types of securities that the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

     The composition of the Fund’s portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund’s Main Investment Policies

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s portfolio managers, who are employed by Baring International Investment Limited (the “Sub-Adviser”) may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     In selecting securities for the Fund’s portfolio, the portfolio managers evaluate the merits of particular equity and fixed-income investments primarily through the exercise of its own investment analysis. This process may include, among other things, an evaluation of the issuer’s historical operations, prospects for the industry of which the issuer is part, the issuer’s financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer’s business, and legislative proposals that might affect the issuer.

     Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     ■     Investments in Stocks and Other Equity Securities. The Fund focuses its investments in common stocks of foreign companies, but it can invest in other equity securities. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock.

     Current income is not a criterion used to select portfolio securities. However, certain debt securities can be selected for the Fund’s portfolio for defensive purposes. The Fund can also buy debt securities that the Sub-Adviser believes might offer some opportunities for capital appreciation when stocks are disfavored, including convertible securities as discussed below.

     Securities of newer companies might offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of more established companies.

     The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Sub-Adviser’s use of its investment strategies and its judgment of where the best market opportunities are to seek the Fund’s objective.

     At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund’s share price may fluctuate more than that of funds focusing on larger capitalization issuers.

■     Convertible Securities. Convertible securities are debt securities that are convertible into an issuer’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore are subject to less risk than common stock in case of the issuer’s bankruptcy or liquidation.

The value of a convertible security is a function of its “investment value” and its “conversion value.” If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security’s price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security. Convertible securities are subject to credit risks and interest rate risk as discussed below under “Investing in Debt Securities.”

While many convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into equity securities) causes the Sub-Adviser to regard them more as “equity equivalents”. In those cases, the credit rating assigned to the security has less impact on the Sub-Adviser’s investment decision than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as “equity equivalents”, the Sub-Adviser examines the following factors:

(1)	whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2)	whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)	the extent to which the convertible security may be a defensive “equity substitute”, providing the ability to participate in any appreciation in the price of the issuer’s common stock.

■     Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That 5% limit does not apply to warrants and rights the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys.

Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■     Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of its liquidation.

Foreign Securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and of governments other than the U.S. Government. “Foreign securities” also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

     Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets, and foreign currencies, are considered “foreign securities” for the purpose of the Fund’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     The amount of the Fund’s assets invested in securities of issuers in a particular country will vary over time, based upon the Sub-Adviser’s evaluation of the investment merits of particular issuers as well as the market and economic conditions in a particular country or region. Factors that might be considered could include, for example, a country’s balance of payments, inflation rate, economic self-sufficiency, and social and political factors.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

     Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund can buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

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Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

•	reduction of income by foreign taxes;

•	fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control regulations (for example, currency blockage);

•	transaction charges for currency exchange;

•	lack of public information about foreign issuers;

•	lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

•	less volume on foreign exchanges than on U.S. exchanges;

•	greater volatility and less liquidity on foreign markets than in the U.S.;

•	less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

•	foreign exchange contracts;

•	greater difficulties in commencing lawsuits;

•	higher brokerage commission rates than in the U.S.;

•	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

•	foreign withholding taxes on interest and dividends;

•	possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

•	unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

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Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Internal Revenue Code §954.

     Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund’s minimum percentage requirements or limitations of investing in foreign securities.

Portfolio Turnover. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund’s portfolio turnover rate will fluctuate from year to year, depending on market conditions. The Fund may have a portfolio turnover rate of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies

The Fund may also use the following types of investments and investment strategies.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940, as amended (the “Investment Company Act,”) that apply to those types of investments. For example, the Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The other investment companies in which the Fund may invest will pursue their investment objectives and policies without the approval of the Fund. If any such fund were to change its investment objective or policies, the Fund may be required to sell its shares of that fund at a disadvantageous time. There is no guarantee that any such fund will achieve its investment objectives.
Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They might have a limited trading market, which could adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund has no limit on the amount of its net assets that may be invested in those securities.

Investing in Debt Securities. While the Fund does not invest for the purpose of seeking current income, at times the Fund can invest in debt securities, including the convertible debt securities described above under the description of equity investments. Debt securities also can be selected for investment by the Fund for defensive purposes, as described below. For example, when the stock market is volatile, or when the portfolio managers believe that growth opportunities in stocks are not attractive, certain debt securities might not only offer defensive opportunities but also some opportunities for capital appreciation.

     The Fund’s debt investments can include corporate bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant portfolio strategy of the Fund under normal market circumstances, and the Fund normally does not intend to invest more than 5% of its total assets in debt securities. Foreign debt securities are subject to the risks of foreign investing described above. In general, domestic and foreign fixed- income securities are also subject to two additional types of risk: credit risk and interest rate risk.

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Credit Risk. Some of the special credit risks of debt securities are discussed in the Prospectus. For lower-grade debt securities there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer’s low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this SAI.

     However, the Fund’s limitations on buying these investments may reduce the risks to the Fund, as will the Fund’s policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

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Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset values will be affected by those fluctuations.

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Special Risks of Lower-Grade Securities. While the Fund can invest in higher-yielding lower-grade debt securities (that is, securities below investment grade), its debt investments will generally be investment grade. Those are securities rated in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or having equivalent ratings from other nationally-recognized rating agencies or, in the case of unrated securities, comparable ratings assigned to a security by the Sub-Adviser.

     Lower-grade debt securities are those rated below investment grade, which means they have a rating lower than “Baa” by Moody’s or lower than “BBB” by Standard & Poor’s or Fitch or similar ratings by other nationally-recognized rating organizations. If they are unrated, and are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund’s assets that can be invested in debt securities as stated above.

     The Fund can invest in securities rated as low as “C” or “D” or which are in default when the Fund buys them. Securities rated “Baa” by Moody’s or “BBB” by Standard & Poor’s are considered investment grade but may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities. They may be considered to have speculative elements.

     The Fund can also buy unrated securities to which the Sub-Adviser assigns a rating based upon its evaluation of the yield and risks of comparable rated securities. The Fund is not obligated to dispose of a security if the rating is reduced after the Fund buys the security, but the Sub-Adviser will monitor those securities to determine whether they should be retained in the Fund’s portfolio.

Investing in Cyclical Opportunities. The Fund might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Sub-Adviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Fund focuses on seeking growth over the long term but might seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is the risk that those securities can lose value when the issuer or industry is out of favor in the business cycle.

■     Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

     In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

     The majority of these transactions run from day-to-day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s policy limits on holding illiquid investments, described below. The Fund cannot enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered “loans” under the Investment Company Act are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

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Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

     These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund’s policy on borrowing discussed below.

■     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund’s Board of Trustees, the Manager determines the liquidity of certain of the Fund’s investments. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid.

     Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

Borrowing for Leverage. The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Borrowing may entail “leverage,” and may be a speculative investment strategy. Any borrowing will be made only from banks and, pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund’s assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow. The use of leverage also may make the Fund’s share prices more sensitive to interest rate changes.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.
There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Manager, in its capacity as the Fund's collateral administrator, may invest that cash in certain high quality, short-term investments, including in money market funds advised by the Manager. The Fund will be subject to its proportional share of the expenses of such money market funds, including the advisory fee payable to the Manager or its affiliate as adviser to such funds. The Manager may charge a collateral administration fee of 0.08% on the value of cash collateral invested in other securities. All of the Fund's collateral investments must comply with its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.
The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Derivatives. The Fund can invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this SAI. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

     Some of the derivative investments the Fund can use include “debt exchangeable for common stock” of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Sub-Adviser expected.

Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use them. It is not required to do so in seeking its objective. To attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

•	sell futures contracts,

•	buy puts on futures or on securities, or

•	write covered calls on securities or futures. Covered calls can also be used to seek income, but the Sub-Adviser does not expect to engage extensively in that practice.

The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

•	buy futures, or

•	buy calls on such futures or on securities.

     The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

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Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as “stock index futures”), (2) foreign currencies (these are referred to as “forward contracts”); and (3) an individual stock (“single stock futures”).

     A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     A broadly-based stock index is used as the basis for trading stock index futures. An index may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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Put and Call Options. The Fund can buy and sell certain kinds of put options (“puts”) and call options (“calls”). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, and options on the other types of futures described above.

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Writing Covered Call Options. The Fund can write (that is, sell) calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by identifying liquid assets on the Fund’s books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund’s total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

     If the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in the money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction”. The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will identify additional liquid assets on the Fund’s books if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies.

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Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund’s net assets would be required to be identified on the Fund’s books to cover such put options.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

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Purchasing Puts and Calls. The Fund can purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

     Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund’s total assets.

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Buying and Selling Call and Put Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the Sub-Adviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

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Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

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Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge”. The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge”. When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a “cross hedge”.

The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Sub-Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in forward contracts vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

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Total Return Swap Transactions. The Fund may enter into total return swaps. The Fund will only enter into total return swaps if consistent with its fundamental investment objectives or policies. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets.

The Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

•     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s Manager (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund’s custodian bank.

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Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market”, and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)

gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2)

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

     Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.

Temporary Defensive and Interim Investments. When market conditions are unstable, or the Sub-Adviser believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

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high-quality (rated in the top two rating categories of nationally-recognized rating organizations or deemed by the Sub-Adviser to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,

•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top two rating categories of a nationally-recognized rating organization,

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debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody’s or at least BBB by Standard & Poor’s, or a comparable rating by another rating organization), or unrated securities judged by the Sub-Adviser to be of a quality comparable to rated securities in those categories,

•	certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations, and

•	repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:

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67% or more of the voting securities present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or

•	more than 50% of the outstanding voting securities.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restriction. The following investment restrictions are fundamental policies of the Fund.

•     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from that Act that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot invest 25% or more of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.

•     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

•     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and group of related industries. This classification is not a fundamental policy.

     Currently, under the Investment Company Act, and the Oppenheimer funds’ exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a Fund has restrictions on or is not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section. Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 when reselling securities held in its own portfolio

Non-Fundamental Restrictions. The Fund has an additional operating policy which is stated below, that is not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval.

•     The Fund cannot sell securities short except in “short sales against-the-box.” The Fund does not intend to engage in this type of transaction at all because of the applicable tax laws.

•     The Fund can invest in securities of other investment companies, only to the extent permitted under section 12(d) of the Investment Company Act. Additionally, such investments may not be made at commission rates in excess of normal brokerage commissions.

Non-Diversification of the Fund’s Investments. The Fund is “non-diversified,” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that the Fund may be able to invest more of its assets in the securities of a single issuer than a fund that is diversified.

     Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer. This is not a fundamental policy.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.
The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Sub-Adviser, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Sub-Adviser, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager, the Sub-Adviser or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries or Sub-Adviser pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

•

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Sub-Adviser the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

•	Employees of the Fund's Manager, Sub-Adviser Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);

•	The Fund's independent registered public accounting firm;

•	Members of the Fund's Board and the Board's legal counsel;

•	The Fund's custodian bank;

•	A proxy voting service designated by the Fund and its Board;

•	Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);

•	Portfolio pricing services retained by the Manager to provide portfolio security prices; and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•	Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.
Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales);

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);

•	Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

•	Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements);

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.
The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.
Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.
The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Sub-Adviser, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.
The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fortis Securities	Ned Davis Research Group
Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zürcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec Securities	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motil Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
Fidelity Capital Markets	Murphy & Durieu	Winchester Capital Partners, LLC
FBR Capital Markets & Co.	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust on June 5, 2006. Prior to February 28, 2007, the Fund was named Oppenheimer SMA Global Fund.

■     Classes of Shares. The Fund currently has one class of shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and federal law. The Board is led by Brian F. Wruble, and independent trustee, who is not an “interested person” of the Fund, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Fund’s activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager and Sub-Adviser. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”). Mr. Wruble’s practice is to attend all meetings of each of the three Committees of the board where he participates in deliberation but does not have a vote.

During the Fund’s fiscal year ended May 31, 2010, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Managerand certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager’s Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee’s Charter. These reports and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

The Governance Committee's functions also include the nomination of Trustees, including Independent Trustees, for election to the Board. The full Board elects new Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees or recommended by any other Board members including Board members affiliated with the Fund’s Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund’s shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees, and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.

Each independent trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. Each Trustee’s outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Fund. Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “New York Board Funds”):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Fund	Oppenheimer Select Value Fund
Oppenheimer Global Allocation Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2050 Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Opportunity Value Fund

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class W shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class W shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Edwards, Legg, Glavin, Keffer, Petersen, Vandehey, Wixted and Zack and Mss. Bloomberg, Bullington, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds. As of September 10, 2010, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager, the Sub-Adviser or the Distributor of the New York Board Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager, the Sub-Adviser or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2009
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2006 Age: 67

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 70

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

		None	Over $100,000
Matthew P. Fink, Trustee since 2006 Age: 69

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 2006 Age: 71

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	None
Mary F. Miller, Trustee since 2006 Age: 67

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	Over $100,000
Joel W. Motley, Trustee since 2006 Age: 58

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund ’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 64

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	$50,001-$100,000
Joseph M. Wikler, Trustee since 2006 Age: 69

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	Over $100,000
Peter I. Wold, Trustee since 2006 Age: 62

Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

		None	Over $100,000

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2009
William F. Glavin, Jr., Trustee and President and Principal Executive Officer since 2009 Age: 52

Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC); Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 -September 2006) of C.M. Benefit Insurance Company; Director (May 2008 -June 2009) and Executive Vice President (June 2007 -July 2009) of C.M. Life Insurance Company; President (March 2006 -May 2007) of MassMutual Assignment Company; Director (January 2005 -December 2006), Deputy Chairman (March 2005 -December 2006) and President (February 2005 -March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 -June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 -January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 -December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee and 93 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppeheimer funds since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

	None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Edwards, Glavin, Keffer and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Thomas W. Keffer, Vice President and Chief Business Officer since 2009 Age: 55

Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 93 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2006 Age: 60

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 93 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2006 Age: 50

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 93 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2006 Age: 40

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 93 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 33

Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 93 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2006 Age: 62

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 93 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2006 Age: 44

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008). An officer of 93 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2006 Age: 42

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 93 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 43

Vice President (since February 2007) and Associate Counsel (since May 2009); Assistant Vice President (January 2006-January 2007 and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 93 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 45

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 93 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 33

Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009 of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 93 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended May 31, 2010. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended May 31, 2010			Year ended December 31, 2009
Brian F. Wruble(3) Chairman of the Board	$16	N/A	N/A	$306,793 (4)
David K. Downes(6) Audit Committee Chairman and Regulatory & Oversight Committee Member	$13	N/A	N/A	$270,557(6)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$13	N/A	N/A	$180,000
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$14(7)	N/A	N/A	$201,280
Mary F. Miller Audit Committee Member and Governance Committee Member	$12(8)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$13(10)	N/A	N/A	$180,000
Russell S. Reynolds, Jr.(10)	$6	N/A	$77,238	$140,967
Mary Ann Tynan Regulatory & Oversight Committee Member Governance Committee Member	$12 (11)	N/A	N/A	$216,493(12)
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$12(13)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$12(14)	N/A	N/A	$168,000

1. “Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2. “Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the “Former Board III Funds”). The New York Board Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.

3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.

4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.

5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.

6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.

7. Includes $14 deferred by Mr. Griffiths under the Compensation Deferral Plan.

8. Includes $4 deferred by Ms. Miller under the Compensation Deferral Plan.

9. Includes $1 deferred by Mr. Motley under the Compensation Deferral Plan.

10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009.

11. Includes $5 deferred by Ms. Tynan under the Compensation Deferral Plan

12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.

13. Includes $6 deferred by Mr. Wikler under the Compensation Deferral Plan.

14. Includes $8 deferred by Mr. Wold under the Compensation Deferral Plan.

      ■ Retirement Plan for Trustees. The New York Board Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the New York Board Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■     Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain New York Board Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■     Major Shareholders. As of September 10, 2010 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS, Attn Fund Admin, 4800 Deer Lake Drive E Fl 3, Jacksonville, FL 32246-6484, which owned 1,352,895.984 shares (representing approximately 86.09% of the shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•	The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

•	The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.

•	The Fund generally supports proposals to allow or make easier shareholder action by written consent.

•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.

•	The Fund generally votes against proposals to classify a board.

•	The Fund generally supports proposals to eliminate cumulative voting.

•	The Fund generally opposes re-pricing of stock options without shareholder approval.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

•	The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

•	The Fund generally supports having shareholder votes on poison pills.

•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

•	In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov .

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager handles its day-to-day business, and the agreement permits the Manager to enter into Sub-Advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fee for those services. The Manager has retained the Sub-Adviser pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Adviser buys and sells portfolio securities for the Fund. The portfolio managers of the Fund are employed by the Sub-Adviser and are the persons who are principally responsible for the day-to-day management of the Fund’s portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to the shares based upon the relative proportion of the Fund's net assets. The management fee paid by the Fund to the Manager during its last three fiscal years was:

Fiscal Years Ended 5/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$13,648
2009	$33,321
2010	$28,454

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

     The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

The Sub-Adviser. The Sub-Adviser is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the parent company of the Manager.

■

The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. The Sub-Adviser also agrees to provide assistance in the distribution and marketing of the Fund.

     Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Adviser under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub-Adviser a fee based on the investment management fee received by the Manager from the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Manager, without the Sub-Adviser’s concurrence, agrees to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Manager, the Sub-Adviser’s fee hereunder shall be based upon the investment management fee the Fund would have to pay exclusive of any such waiver agreed to by the Manager in its sole discretion.

The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable for any error in judgment or mistake of law and shall not be subject to any expenses or liability to the Manager, the Fund or any of the Fund’s shareholders, in connection with the matters to which the agreement relates.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal courts against OppenheimerFunds, Inc., the Fund's investment advisor (the "Manager"), OppenheimerFunds Distributor, Inc., the Fund's principal underwriter and distributor (the "Distributor"), and certain funds in the Oppenheimer family of funds (the "Defendant Funds") advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. Additionally, in 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas' college savings plan, asserts on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for "improper investments," breach of fiduciary duty," and "punitive damages" arising from that fund's investments in 2008 and 2009.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Portfolio Managers. The Fund’s portfolio is managed by David Bertocchi and Nathan Griffiths (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed by the Portfolio Managers. In addition to managing the Fund’s investment portfolio, Mr. Bertocchi and Mr. Griffiths manage other investment portfolios, on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those portfolios as of May 31, 2010:

Portfolio Manager	Type of Account	Number of Accounts	Approximate Asset Size*
David Bertocchi	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 2 15	$290.1 $654.7 $1,189.8
Nathan Griffiths	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 2 1	$334.9 $223.5 $118.7

* In millions

The potential for conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. The Sub-Adviser has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Sub-Adviser has procedures in place to ensure fair treatment of clients in the allocation of trades. Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.

Other conflicts of interest may arise as a result of the Portfolio Managers managing both the Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.

Compensation of the Portfolio Managers: Barings offers a highly competitive compensation package, which is focused on rewarding the people who create the greatest value. It consists of three key components:

A competitive base salary;

An annual bonus. For investment professionals, at least 2/3 of the bonus is based on investment performance. We have a detailed analytical system, which tracks the one and three-year performance of our investment professionals. The remainder is a subjective assessment of the individuals sharing of investment insights firm wide and their efforts in client service. The benefits of this approach are the transparency and accountability that it brings.

An equity based, long term incentive award. Approximately 100 key employees, participate. Each year approximately 40% of bonuses is invested directly in phantom equity in Barings with a 2.5 year vesting period. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in Barings is designed to promote a partnership culture within the organization.

Ownership of Fund Shares: As of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceeds is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.
Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.
Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.
However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.
The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.
Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.
Although the Manager currently does not do so, the Board may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.
The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Brokerage Practices Followed by the Sub-Adviser. Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Sub-adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the Fund and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the Sub-Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Sub-Adviser attempts to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the sub-advisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Fund pays on behalf of the Fund to the Manager will not be reduced as a consequence of the Sub-Adviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to the Sub-Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Adviser in carrying out its obligations to the Fund.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Sub-Adviser to effect portfolio brokerage transactions under procedures adopted by the Board. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The investment advisory agreement and the Sub-Advisory Agreement permit the Manager and the Sub-Adviser to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Adviser and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Adviser’s other accounts. Investment research may be supplied to the Sub-Adviser by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Sub-Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Adviser in the investment decision-making process may be paid in commission dollars.

The Board of Trustees may permit the Sub-Adviser to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Sub-Adviser that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Sub-Adviser to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Adviser. That research provides additional views and comparisons for consideration, and helps the Sub-Adviser to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Sub-Adviser provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Adviser’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended May 31, 2008, 2009 and 2010 the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended May 31, 2010, the Fund paid $794 in commissions to firms that provide brokerage and research services to the Fund with respect to $5,700,089 of aggregate portfolio transactions.

Fiscal Year Ended May 31,	Total Brokerage Commissions Paid by the Fund*
2008	$ 11,982
2009	$19,799
2010	$5,404

*     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Payments to Fund Intermediaries

Payments may be made by the Manager or Distributor out of their respective resources and assets at the discretion of the Manager and/or the Distributor. These payments are often referred to as “revenue sharing” payments. These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain wrap fee sponsors and programs, transaction processing or other services.

     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

     These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. You should ask your wrap-fee sponsor for information about any payments it receives from the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a wrap-fee sponsor’s sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the wrap-fee sponsor’s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in wrap-fee programs;

•	placement on the sponsor’s list of offered funds and providing representatives of the Distributor with access to a sponsor’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a wrap fee sponsor’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how those returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling OFI Private Investments at 1.800.453.9989.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

     The total returns of the shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses.

■     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class W shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below).

•

Average Annual Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

[OBJECT OMITTED]

ERV l/n	- 1	= Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class W shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class W shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P
•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class W shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended 5/31/2010
Class of Shares	Cumulative Total Returns (10 years or life-of-class)		Average Annual Total Returns
			1-Year		5-Years (or life of class if less)		10-Years (or life of class if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class W1	-32.49%	-32.49%	5.17%	5.17%	-12.61%	-12.61%	N/A	N/A
1.	Inception of Class W: 7/2/07

Average Annual Total Returns For Class W1 shares For the Periods Ended 5/31/2010
	1-Year	5-Years (or life of class if less)	10-Years (or life of class if less)
After Taxes on Distributions	1.49%	-13.88%	N/A
After Taxes on Distributions and Redemption of Fund Shares	3.54%	-10.72%	N/A

1.     Inception of Class W: 7/2/07

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     ■     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share class by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its share class by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

■     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions,

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

About Your Account

How to Buy Shares. The Fund currently offers one class of shares. Shares of the Fund may be purchased only by or on behalf of separately managed account clients who have retained OFI PI to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. Investors cannot purchase shares directly from the Fund.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Shares of the Fund are sold without a direct sales charge. The Fund is an investment option for certain “wrap-fee” program accounts managed by OFI PI, for which OFI PI receives compensation pursuant to an investment advisory agreement. “Wrap-fee” program participants pay a “wrap-fee” to the sponsor of the program, which typically covers investment advice and transaction costs on trades executed with the sponsor or its affiliates. The “wrap-fee” or other program brochure provided to you by the sponsor or your adviser includes information about the fees charged to you. You should read it carefully.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares at any time in response to conditions in the securities markets or otherwise and may resume offering shares from time to time. Any order may be rejected by the Fund or the Distributor.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.
Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

■     Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

•	Equity securities traded on a U.S. securities exchange are valued as follows:

1.	if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or

2.	if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or

3.	if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing " bid" price on the valuation date.

•	Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

1.	at the last sale price available to the pricing service approved by the Board, or

2.	at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

3.	at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or

4.	on the basis of reasonable inquiry, from two market makers in the security.

•

Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

1.	debt instruments that have a maturity of more than 397 days when issued,

2.	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

3.	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

1.	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and

2.	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and " asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

•

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

•	Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable.

•	Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

•	When the Fund sells an option, an amount equal to the premium the Fund receives is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put sold by the Fund is exercised, the proceeds are increased by the premium received. If a call or put sold by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium that was paid by the Fund.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor, through his or her “wrap-fee” program sponsor, is responsible for that loss. If the “wrap-fee” program sponsor on the investor’s behalf fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

How to Sell Shares. The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus. There will be no charge for redeeming shares of the Fund.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days) through the “wrap-fee” sponsor. The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.
Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.
Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains from "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

     Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

     Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. Government securities, securities of other RIC's, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

     Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

     Failure to Qualify. If the Fund failed to qualify as a RIC, it would then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions may qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2011) and, in the case of corporations, they may qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund's holding period, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.
Certain positions in the Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.
If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which the Internal Revenue Code does not compel), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test and the excise tax mentioned above.
Alternatively, if the Fund invests in "marketable stock" of a PFIC, it may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will be based on how much of that income the Fund earns for the entire taxable year rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

     Distributions Derived from Dividends. For the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.
Special rules also apply to regular dividends paid to a non-corporate shareholder during the shareholder's taxable years beginning before 2011. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends designated by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund's qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.
"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and designated by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

     Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

•	certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);

•	income from loans of portfolio securities;

•	income or gains from options or futures;

•	any net short-term capital gain; and

•	any market discount accrual on tax-exempt bonds.

     Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.
If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

     Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.
Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year can not exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).
As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.
All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.
If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.
For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Legislation to extend this exemption to tax years beginning on or after January 1, 2010 has not been enacted. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.
Under recently-enacted legislation, payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.
The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Recently-enacted legislation imposes information reporting requirements on individuals that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect to understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the Fund's investments.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the independent registered public accounting firm for the Fund. KPMG llp audits the Fund's financial statements and performs other related audit and tax services. KPMG llp also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Legal Counsel. Kramer Levin Naftalis & Frankel LLP serves as legal counsel for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Baring SMA International Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring SMA International Fund, including the statement of investments, as of May 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 2, 2007 (commencement of operations) to May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 28, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring SMA International Fund as of May 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 2, 2007 (commencement of operations) to May 31, 2008, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
KPMG llp
Denver, Colorado
July 16, 2010

STATEMENT OF INVESTMENTS May 28, 20101

	Shares	Value

Common Stocks—90.4%
Consumer Discretionary—4.2%
Internet & Catalog Retail—4.2%
Rakuten, Inc.	314	$220,363
Consumer Staples—9.1%
Household Products—9.1%
Reckitt Benckiser Group plc	4,935	231,588
UNI-CHARM Corp.	2,400	236,707

		468,295

Energy—13.0%
Oil, Gas & Consumable Fuels—13.0%
Eni SpA	11,364	213,399
Niko Resources Ltd.	2,346	229,763
Oil Search Ltd.	48,716	227,900

		671,062

Financials—19.5%
Capital Markets—4.2%
UBS AG2	16,443	217,957
Insurance—15.3%
Admiral Group plc	12,303	228,703
Muenchener Rueckversicherungs-Gesellschaft AG	1,762	223,142
Prudential plc	14,613	114,433
Scor Se	11,497	222,491

		788,769
Health Care—4.5%
Biotechnology—4.5%
Grifols SA	20,471	233,298
Industrials—12.7%
Commercial Services & Supplies—4.3%
De La Rue plc	17,332	223,324
Machinery—4.1%
Kurita Water Industries Ltd.	8,200	212,402
Professional Services—4.3%
Capita Group plc	19,354	218,453
Information Technology—8.7%
IT Services—4.2%
Redecard SA	14,800	217,809
Software—4.5%
Autonomy Corp. plc[2]	9,121	230,390
Materials—14.2%
Chemicals—4.4%
Israel Chemicals Ltd.	20,482	225,475
Metals & Mining—9.8%
Centamin Egypt Ltd.[2]	129,472	281,640
Hitachi Metals Ltd.	23,000	225,685

		507,325

Telecommunication Services—4.5%
Wireless Telecommunication Services—4.5%
NTT DoCoMo, Inc.	157	234,798

Total Investments, at Value (Cost $4,459,385)	90.4%	4,669,720
Other Assets Net of Liabilities	9.6	493,361

Net Assets	100.0%	$5,163,081

Footnotes to Statement of Investments

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	Non-income producing security.

STATEMENT OF INVESTMENTS Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$220,363	$—	$—	$220,363
Consumer Staples	231,588	236,707	—	468,295
Energy	229,763	441,299	—	671,062
Financials	560,066	446,660	—	1,006,726
Health Care	233,298	—	—	233,298
Industrials	441,777	212,402	—	654,179
Information Technology	217,809	230,390	—	448,199
Materials	225,475	507,325	—	732,800
Telecommunication Services	—	234,798	—	234,798

Total Assets	$2,360,139	$2,309,581	$—	$4,669,720

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$1,246,891	26.7%
Japan	1,129,955	24.2
Australia	509,540	10.9
Spain	233,298	5.0
Canada	229,763	4.9
Israel	225,475	4.8
Germany	223,142	4.8
France	222,491	4.8
Switzerland	217,957	4.7
Brazil	217,809	4.6
Italy	213,399	4.6

Total	$4,669,720	100.0%

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES May 28, 20101

Assets
Investments, at value (cost $4,459,385)—see accompanying statement of investments	$4,669,720
Cash	443,384
Receivables and other assets:
Shares of beneficial interest sold	127,180
Dividends	26,662
Other	2,324

Total assets	5,269,270

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	60,463
Legal, auditing and other professional fees	33,337
Shareholder communications	11,287
Transfer and shareholder servicing agent fees	181
Trustees’ compensation	83
Other	838

Total liabilities	106,189

Net Assets	$5,163,081

Composition of Net Assets
Par value of shares of beneficial interest	$945
Additional paid-in capital	9,240,098
Accumulated net investment loss	(128,844)
Accumulated net realized loss on investments and foreign currency transactions	(4,158,876)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	209,758

Net Assets—applicable to 944,559 shares of beneficial interest outstanding	$5,163,081

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$5.47

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended May 28, 20101

Investment Income
Dividends (net of foreign withholding taxes of $9,947)	$123,657
Interest	3

Total investment income	123,660

Expenses
Management fees	28,454
Legal, auditing and other professional fees	43,075
Shareholder communications	18,189
Registration and filing fees	5,437
Transfer and shareholder servicing agent fees	2,540
Custodian fees and expenses	2,116
Trustees’ compensation	128
Other	1,137

Total expenses	101,076
Less waivers and reimbursements of expenses	(98,408)

Net expenses	2,668

Net Investment Income	120,992

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	239,598
Foreign currency transactions	16,813

Net realized gain	256,411
Net change in unrealized appreciation/depreciation on:
Investments	81,243
Translation of assets and liabilities denominated in foreign currencies	(238,238)

Net change in unrealized appreciation/depreciation	(156,995)

Net Increase in Net Assets Resulting from Operations	$220,408

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31,	2010[1]	2009

Operations
Net investment income	$120,992	$278,995
Net realized gain (loss)	256,411	(3,925,827)
Net change in unrealized appreciation/depreciation	(156,995)	54,661

Net increase (decrease) in net assets resulting from operations	220,408	(3,592,171)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(525,113)	(246,899)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	728,442	2,780,481

Net Assets
Total increase (decrease)	423,737	(1,058,589)
Beginning of period	4,739,344	5,797,933

End of period (including accumulated net investment income (loss) of $(128,844) and $89,333, respectively)	$5,163,081	$4,739,344

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Year Ended May 31,	2010[1]	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$5.78	$9.48	$10.00

Income (loss) from investment operations:
Net investment income[3]	.14	.28 [4]	.31
Net realized and unrealized gain (loss)	.20	(3.77)	(.21)

Total from investment operations	.34	(3.49)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.21)	(.15)
Distributions from net realized gain	—	—	(.47)

Total dividends and/or distributions to shareholders	(.65)	(.21)	(.62)

Net asset value, end of period	$5.47	$5.78	$9.48

Total Return, at Net Asset Value[5]	5.17%	(36.34)%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,163	$4,739	$5,798

Average net assets (in thousands)	$5,082	$5,958	$2,677

Ratios to average net assets:[6]
Net investment income	2.38%	4.68%[4]	3.55%
Total expenses	1.99%	1.90%	2.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.05%	0.04%	0.01%

Portfolio turnover rate	59%	126%	83%

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	For the period from July 2, 2007 (commencement of operations) to May 31, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Net investment income per share and the net investment income ratio include $0.10 and 1.64%, respectively, resulting from a dividend from De La Rue plc in November 2008.

5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Baring SMA International Fund (the “Fund”) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Baring International Investment Limited (the “Sub-Adviser”).
     Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since May 28, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$97,326	$—	$4,158,689	$16,532

1.	As of May 28, 2010, the Fund had $4,038,596 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 28, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$1,601,600
2018	2,436,996

Total	$4,038,596

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

2.	As of May 28, 2010, the Fund had $120,093 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended May 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended May 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Increase to
Accumulated Net	Accumulated Net
Investment	Realized Loss
Loss	on Investments

$185,944	$185,944
The tax character of distributions paid during the years ended May 28, 2010 and May 31, 2009 was as follows:

	Year Ended	Year Ended
	May 28, 2010	May 31, 2009

Distributions paid from:
Ordinary income	$525,113	$246,899
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,685,675

Gross unrealized appreciation	$463,706
Gross unrealized depreciation	(480,238)

Net unrealized depreciation	$(16,532)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended May 28, 2010		Year Ended May 31, 2009
	Shares	Amount	Shares	Amount

Sold	501,809	$3,004,066	966,230	$6,775,640
Dividends and/or distributions reinvested	66,266	388,981	28,972	141,093
Redeemed	(443,946)	(2,664,605)	(786,561)	(4,136,252)

Net increase	124,129	$728,442	208,641	$2,780,481

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$2,839,214	$2,864,874
4. Fees and Other Transactions with Affiliates
Management Fees. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.56% of the average annual net assets of the Fund. A portion of the “wrap-fee” that investors pay to the “wrap-fee” program sponsor may be attributed to the management of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 28, 2010, the Fund paid $2,581 OFS for services to the Fund.
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. The Manager, not the Fund, pays the Sub-Adviser an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Adviser. The Manager will pay the Sub-Adviser, in proportion to the Fund’s assets comprising the “wrap-fee” strategy, a fee based on the investment management fee collected by OFI PI, pursuant to investment management agreements with clients or managed account program sponsors, who have retained OFI PI as part of a “wrap-fee” program.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the entire amount of its advisory fee and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program sponsor. During the year ended May 28, 2010, the Manager waived management fees in the amount of $28,454 and reimbursed expenses in the amount of $69,954.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of May 28, 2010, the Fund held no outstanding forward contracts.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, OppenheimerFunds Distributor, Inc. (the “Distributor”), and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009. The Manager and these subsidiaries believe that the complaint is legally deficient and intend to defend the case vigorously.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Oppenheimer Baring SMA International Fund

Internet Website:
     www.ofiprivateinvestments.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

1.800.CALL OPP (225.5677)

Custodian Bank

JPMorgan Chase Bank
4 Chase Metro Tech Center

Brooklyn, New York 11245

Independent Registered Public Accounting Firm

KPMG llp
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York  10036

1234

PX0841.001.0910

2

OPPENHEIMER BARING SMA INTERNATIONAL FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 28. - Exhibits

(a)     (i) Declaration of Trust dated June 5, 2006: Previously filed with Registrant’s Initial Registration Statement (Reg. No. 333-135524) on June 30, 2006, and incorporated herein by reference.

     (ii) Amended and Restated Declaration of Trust dated February 28, 2007: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

(b)     (i) By-Laws dated June 5, 2006: Previously filed with Registrant’s Initial Registration Statement (Reg. No. 333-135524) on June 30, 2006, and incorporated herein by reference.

     (ii) Amended and Restated By-Laws dated February 28, 2007: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

(c)     Not applicable.

(d)     (i) Investment Advisory Agreement dated June 1, 2007: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

     (ii) Form of Sub-Advisory Agreement: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

(e)     (i) General Distributor's Agreement dated June 1, 2007: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

     (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

     (ii) Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

(g)      Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(h)     Fee Waiver and Expense Reimbursement Agreement dated May 17, 2007: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

(i)     Opinion and Consent of Counsel dated June 27, 2007: Previously filed with Registrant’s Pre-Effective No. 3 to the Registration Statement (Reg. No. 333-135524) on June 27, 2007, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated June 1, 2007: Previously filed with Registrant’s Pre-Effective No. 2 to the Registration Statement (Reg. No. 333-135524) on June 22, 2007, and incorporated herein by reference.

(m)     (i) Not applicable.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/17/09: Previously filed with the Post-Effective Amendment No. 16 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-78269), (10/2/09), and incorporated herein by reference.

(o)          Power of Attorney dated March 3, 2010 for all Trustees/Directors and Officers: Previously filed with the Post-Effective Amendment No. 21 to the Registration Statement of Oppenheimer International Growth Fund (Reg. No. 333-00201), (3/24/10), and incorporated herein by reference.

(p) Amended and Restated Code of Ethics of the Oppenheimer Funds dated November 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post Effective Amendment No. 65 to the Registration Statement of Oppenheimer Quest For Value Funds, (Reg No. 33-15489), (2/24/10), and incorporated herein by reference.

Item 29. - Persons Controlled by or Under Common Control with the Fund

None.

Item 30. - Indemnification

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Akinbowale Adekeye, Assistant Vice President	Formerly an associate at Clifford Chance LLP
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Assistant Vice President	None.
Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Ramesh Allu, Vice President	Formerly VP of Business Solutions at Equant Solutions (July 2008 – July 2010).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Konstantin Andreev, Assistant Vice President	Formerly a Portfolio Director at Chatham Financial (April 2006 – November 2009).
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007– April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Donal Bishnoi, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Jack Brown, Vice President	None
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Vice President	None
Julie Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Assistant Vice President	None
Debra Casey, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	None
Eric Compton, Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company.
Lisa Crotty, Assistant Vice President	None
Jerry Cubbin, Vice President	Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), and a Consultant at Magnitude Capital, (November 2008 – May 2009).
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).
Damaris De Los Santos, Assistant Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Robin Dey, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donohue, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Alicia Dopico, Vice President	None
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Matthew Farkas, Vice President and Associate Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Marcus Franz, Vice President	None
Arthur Gabinet, Executive Vice President and General Counsel – Asset Management	Formerly a principal in the Legal Department at Vanguard.
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President

Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	None
Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Samuel Groban, Assistant Vice President	None
Selin Gulcelik, Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Molly Hausmann, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Lori Heinel Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank
Philipp Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, CEO and Chairman of OppenheimerFunds Distributor, Inc. (since March 2010).
Kenneth Herold, Assistant Vice President	None
Benjamin Hetrick, Assistant Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	None
Craig Holloway, Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of OFI Trust Company, Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Cem Karacadag, Vice President	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Associate Counsel	None
Robert Kinsey, Vice President	None
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Michael Kotlarz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Executive Vice President & Chief Investment Officer, Equities	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation.
John Lech, Assistant Vice President	None
Johnny C. Lee, Vice President & Assistant Counsel	Formerly Vice President at Morgan Stanley Investment Management, Inc. (August 2006 – February 2009).
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	None.
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – February 2009).
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Senior Vice President	None
William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).
Melissa Mazer, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Annika McGovern, Assistant Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Pankaj Naik, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
Kristina Olson, Senior Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Director and Senior Vice President	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004; Director of OppenheimerFunds Distributor, Inc. as of December 2009.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
Stacy Pottinger, Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Formerly a sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Barbara Reinhard, Senior Vice President	Formerly deputy chief investment strategist at Morgan Stanley Smith Barney.
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Vice President	None
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company
Stacey Roode, Senior Vice President	None
Erica Rualo, Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Gerald Rutledge, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999 – 2009).
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer, Fixed Income	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Wayne Strauss, Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	None
Amy Sullivan, Assistant Vice President	None
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kelly Thomas, Assistant Vice President	None
Matthew Torpey, Assistant Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Vice President: Rochester Division	None
Julie Van Cleave, Vice President	Formerly managing director at Deutsche Asset Management (December 2002 through February 2009).
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 – May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Robert G. Zack, Executive Vice President & General Counsel - Corporate

General Counsel of Centennial Asset Management Corporation; General Counsel of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	None
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 – May 2009)

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Corporate Bond Fund

Oppenheimer Currency Opportunities Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Markets Debt Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Global Allocation Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 32. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 31(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Michael Butler(2)	Assistant Vice President	None
Tracy Cairoli(2)	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Brian Dietrich(1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Matthew Farrier(1)	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Philipp Hensler(2)	Chairman, Chief Executive Officer & Director	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
Lamar Kunes(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Senior Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Clint Modler(1)	Vice President	None
Joseph Moran(2)	Senior Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Kimberly Mustin(2)	Senior Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Senior Vice President	None
Kevin P. Neznek(2)	Senior Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Anthony Parisi	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
David Preuss(2)	Assistant Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(1)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
Mark Santero(2)	Senior Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kanishka Surana(2)	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Brian Taylor	Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Molly Vogt	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Robert G. Zack(2)	General Counsel	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of September, 2010.

                                                                                                    OPPENHEIMER BARING SMA INTERNATIONAL FUND

                                                                                                                                           By:     William F. Glavin, Jr.*

                                                                                                                                                     William F. Glavin, Jr.*, President

                                                                                                                                                     Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                                        Title                                                         Date

Brian F. Wruble*                                                          Chairman of the                                    September 27, 2010
Brian F. Wruble                                                            Board of Trustees

William F. Glavin, Jr.*                                                  President, Principal                              September 27, 2010
William F. Glavin, Jr.                                                    Executive Officer and Trustee

Brian W. Wixted*                                                          Treasurer, Principal                              September 27, 2010
Brian W. Wixted                                                           Financial & Accounting Officer

David K. Downes*                                                      Trustee                                                    September 27, 2010

David K. Downes

Matthew P. Fink*                                                       Trustee                                                     September 27, 2010

Matthew P.Fink

Phillip A. Griffiths*                                                   Trustee                                                       September 27, 2010
Phillip A. Griffiths

Mary F. Miller*                                                         Trustee                                                       September 27, 2010
Mary F. Miller

Joel W. Motley*                                                      Trustee                                                        September 27, 2010
Joel W. Motley

Mary Ann Tynan, *                                                Trustee                                                         September 27, 2010

Mary Ann Tynan

Joseph M. Wikler*                                                 Trustee                                                          September 27, 2010

Joseph M. Wikler

Peter I. Wold*                                                         Trustee                                                         September 27, 2010

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer
     Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER BARING SMA INTERNATIONAL FUND

Post-Effective Amendment No. 3

Registration Statement No. 333-135524

EXHIBIT INDEX

Exhibit No.     Description

28(j)               Independent Registered Public Accounting Firm’s Consent

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